Property, Plant, and Equipment (Tables)	12 Months Ended
Dec. 31, 2010
Property, Plant, and Equipment (Tables) [Abstract]
Property, Plant, and Equipment

	Estimated	Depreciation
	Useful Life (a)	Rates (a)	December 31,
	(Years)	(%)	2010	2009
			(Millions)
Nonregulated:
Oil and gas properties	(b)		$11,683	$9,796
Natural gas gathering and processing facilities	5 - 40		6,212	5,450
Construction in progress	(c)		865	1,226
Other	3 - 45		940	816
Regulated:
Natural gas transmission facilities		.01 - 7.25	9,066	8,814
Construction in progress		(c)	240	152
Other		.01 - 33.33	1,359	1,301

Total property, plant, and equipment, at cost			30,365	27,555
Accumulated depreciation, depletion & amortization			(10,144)	(8,973)

Property, plant, and equipment — net			$20,221	$18,582

(a)	Estimated useful life and depreciation rates are presented as of December 31, 2010. Depreciation rates for regulated assets are prescribed by the FERC.

(b)	Oil and gas properties are depleted using the units-of-production method (see Note 1). Balances include $1.9 billion at December 31, 2010, and $855 million at December 31, 2009, of capitalized costs related to properties with unproved reserves or leasehold not yet subject to depletion at Exploration & Production.

(c)	Construction in progress balances not yet subject to depreciation and depletion.

Asset Retirement Obligation

	December 31,
	2010	2009
	(Millions)
Beginning balance	$724	$641
Liabilities settled	(17)	(13)
Additions	38	32
Accretion expense	56	50
Revisions(1)	(17)	14

Ending balance	$784	$724

(1)	Change in revisions primarily due to the annual review process which considers various factors including inflation rates, current estimates for removal cost, discount rates and the estimated remaining life of the assets. The net downward revision in 2010 includes an offsetting increase of $31 million related to changes in the timing and method of abandonment on certain of Transco’s natural gas storage caverns that were associated with a recent leak.